Project Assets (Tables)	12 Months Ended
Dec. 31, 2016
Project Assets
Summary of project assets

	December 31,	December 31,
	2016	2015
Under development-Company as project owner	$48,605	$72,405
Under development-Company expected to be project owner upon the completion of construction*	9,124	23,321

Total project assets	57,729	95,726
Current, net of impairment loss	$27,980	$35,355
Noncurrent	$29,749	$60,371

* All of the projects costs under this category were recorded as project assets, noncurrent.